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                                                             EXHIBIT 10.73


                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


     This Amendment No. 3, dated April 16, 1997, to the Loan and Security Agreement, dated as of October 26, 1995, as amended in Amendment No. 1 to Loan and Security Agreement, dated as of December 31, 1996 and as amended in Amendment No. 2 to Loan and Security Agreement, dated as of March 17, 1997 (collectively, the "Loan and Security Agreement") is by and among People's Bank, a Connecticut banking corporation having its chief executive office at 850 Main Street, Bridgeport, Connecticut 06604 ("Secured Party"), Information Management Associates, Inc., a Connecticut corporation having its chief executive office located at One Corporate Drive, Shelton, Connecticut 06484 ("IMA"), and Information Management Associates Limited, a company registered in England and having its principal office at Suite 404, Exchange Tower, One Harbour Exchange Square, London, England E14 9GB ("IMA Limited"). Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

     WHEREAS, the parties named above have heretofore entered into the Loan and Security Agreement, the Term Note and the Line of Credit Note; and

     WHEREAS, the parties named above acknowledge the need to clarify certain covenants and definitions related thereto which were amended in Amendment No. 1 to Loan and Security Agreement dated as of December 31, 1996 ("Amendment No. 1") to conform to their mutual intent and understanding; and

     WHEREAS, the parties named above acknowledge that they desire to make certain amendments to the Loan and Security Agreement to clarify any ambiguities pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Section   Amendments.
          ----------

          A. Paragraph 2(w) of the Loan and Security Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

          "(w) "Tangible Net Worth" shall mean the aggregate tangible assets of Debtor, less the aggregate liabilities, as determined in accordance with generally accepted accounting principles, but excluding from liabilities of Debtor for purposes of this definition subordinated indebtedness, the Term Loan, redeemable convertible preferred stock and redeemable common stock warrants."
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          B.   Paragraph 6(a) of the Loan and Security Agreement is hereby amended by deleting subclause (iii) thereof and substituting the following therefor:

               "(iii) a Tangible Net Worth of not less than $1,500,000."

          C. The parties agree that this Amendment No. 3 has been made to clarify certain covenants and definitions contained in Amendment No. 1 in order to conform to the parties' mutual intent and understanding. This Amendment No. 3 will be effective as of December 31, 1996 and for all periods thereafter.

Section   Miscellaneous
          -------------

          A. Except as expressly modified herein, the Loan and Security Agreement shall otherwise remain unmodified and in full force and effect. IMA and IMA Limited acknowledge that they are validly indebted to Secured Party under the Loan and Security Agreement, as amended hereby, without defense, counterclaim or offset and that all obligations of IMA and IMA Limited thereunder and under the Notes continue to be secured by a valid, perfected First Lien Security Interest in the collateral.

          B. IMA and IMA Limited hereby represent and warrant to the Secured Party that each of IMA and IMA Limited has duly authorized the execution, delivery and performance of this Amendment No. 3 to the Loan and Security Agreement and this Amendment No. 3 to the Loan and Security Agreement has been duly executed and delivered by each of IMA and IMA Limited and constitutes a legal, valid and binding obligation of each of IMA and IMA Limited, enforceable in accordance with their respective terms.

          C. This Amendment No. 3 to the Loan and Security Agreement may be executed in several original counterparts. Each such counterpart shall, for all purposes, be deemed to be an original, and all counterparts shall together constitute one and the same instrument.


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          The parties have executed this Amendment No. 3 to the Loan and
Security Agreement as of the date first above written.


                                       PEOPLE'S BANK



                                       By:  /s/ David P. Berey
                                            ------------------------------------
                                            Name: David P. Berey
                                            Title: Vice President



                                       INFORMATION MANAGEMENT ASSOCIATES,
                                       INC.



                                       By:  /s/ Gary R. Martino
                                            ------------------------------------
                                            Name: Gary R. Martino
                                            Title: Chief Financial Officer



                                       INFORMATION MANAGEMENT ASSOCIATES
                                       LIMITED



                                       By:  /s/ Gary R. Martino
                                            ------------------------------------
                                            Name:  Gary R. Martino
                                            Title: Director

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